Exhibit 10.3
INDEMNIFICATION AGREEMENT
This Agreement (this “Agreement”) is entered into as of this day of [•], 2016, and is effective as of [•], 2016, by and among Ancelux S.A., a Luxembourg société anonyme (“Ancelux GP”), Ancelux Topco S.C.A., a Luxembourg société en commandite par actions (“Ancestry Topco”), Ancestry.com LLC, a Delaware limited liability company (“Ancestry LLC”), Ancestry.com Holdings LLC, a Delaware limited liability company (“Ancestry Holdings”, and Ancelux GP, Ancestry Topco, Ancestry LLC and Ancestry Holdings being referred to herein collectively as the “Company”), and [___________________] (“Indemnitee”).
I.RECITALS
WHEREAS, the board of directors of Ancelux GP (the “Board”) has determined that an inability to attract and retain qualified persons as members of the Board or as members of the Operating Committee of Ancestry LLC (the “Operating Committee”) and the Operating Committee of Ancestry.com Holdings, LLC (each, “Members”), or as directors and officers of the Company or any other corporations, limited liability companies, partnerships, joint ventures, trusts employee benefit plans or other enterprises controlled by the Company (“Controlled Entities”) is detrimental to the best interests of the Company’s equityholders and that the Company should act to assure such persons that there shall be adequate certainty of protection through insurance and indemnification against risks of claims and actions against them arising out of their service to and activities on behalf of the Company;
WHEREAS, the Company and/or its Controlled Entities have adopted provisions in their certificate of incorporation, bylaws, limited liability company agreement or other organizational documents, as applicable (the “Organizational Documents”), providing for indemnification and advancement of expenses of the Members, directors and officers of the Company or any Controlled Entity to the fullest extent authorized by Luxembourg law, the General Corporation Law of the State of Delaware or the Delaware Limited Liability Company Act, as applicable, and the Company wishes to clarify and enhance the rights and obligations of the Company and any Controlled Entity and Indemnitee with respect to indemnification and advancement of expenses;
WHEREAS, in order to induce and encourage highly experienced and capable persons such as Indemnitee to serve and continue to serve as Members, directors and officers of the Company or any Controlled Entity, as applicable, and in any other capacity with respect to the Company or any Controlled Entity, and to otherwise promote the desirable end that such persons shall resist what they consider unjustified lawsuits and claims made against them in connection with the good faith performance of their duties to the Company or any Controlled Entity, with the knowledge that certain costs, judgments, penalties, fines, liabilities and expenses incurred by them in their defense of such litigation are to be borne by the Company or any Controlled Entity and they shall receive the maximum protection against such risks and liabilities as may be afforded by applicable law, the Board has determined that the following Agreement is reasonable and prudent to promote and ensure the best interests of the Company and its equityholders; and
WHEREAS, the Company desires to have Indemnitee continue to serve as a Member, director or officer of the Company or any Controlled Entity, as applicable, and in such other capacity with respect to the Company or any Controlled Entity as the Company or such Controlled Entity may request, as the case may be, free from undue concern for unpredictable, inappropriate or unreasonable legal risks and personal liabilities by reason of Indemnitee acting in good faith in the performance of Indemnitee’s duty to the Company or any Controlled Entity; and Indemnitee desires to continue so to serve the Company or any Controlled Entity, provided, and on the express condition, that he or she is furnished with the indemnity set forth hereinafter.
II.AGREEMENT
NOW, THEREFORE, in consideration of Indemnitee’s continued service as a Member, director or officer of the Company or any Controlled Entity, the parties hereto agree as follows:
1.Service by Indemnitee. Indemnitee shall serve or continue to serve as a Member, director or officer of the Company or any Controlled Entity faithfully and to the best of Indemnitee’s ability so long as Indemnitee is duly elected or appointed and until such time as Indemnitee is removed as permitted by applicable law or tenders a resignation in writing.

2.Indemnification and Advancement of Expenses. The Company shall indemnify and hold harmless Indemnitee, and shall pay to Indemnitee in advance of the final disposition of any Proceeding all Expenses incurred by Indemnitee in defending any such Proceeding, to the fullest extent authorized by Luxembourg law, the General Corporation Law of the State of Delaware or the Delaware Limited Liability Company Act, as applicable, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader rights than said law permitted the Company to provide prior to such amendment to the fullest extent permitted by applicable law). Without diminishing the scope of the rights provided by this Section, the rights of Indemnitee to indemnification and advancement of Expenses provided hereunder shall include but shall not be limited to those rights hereinafter set forth, except that no indemnification or advancement of Expenses shall be paid to Indemnitee:
(a)to the extent expressly prohibited by applicable law or the Organizational Documents of the Company (provided that no amendment or alteration of such Organizational Documents after the date hereof shall adversely affect the rights provided to the Indemnitee under this Agreement to the fullest extent permitted by applicable law);
(b)for which payment is actually made to Indemnitee under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, provision of the Organizational Documents, or agreement of the Company, any Controlled Entity or any other company or other enterprise where Indemnitee is or was serving at the request of the Company, except in respect of any indemnity exceeding the payment under such insurance, indemnity clause, provision of the Organizational Documents, or agreement; or
(c)in connection with an action, suit or proceeding, or part thereof (including claims and counterclaims) initiated by Indemnitee, except a judicial proceeding or arbitration pursuant to Section 10 of this Agreement to enforce rights under this Agreement, unless the action, suit or proceeding (or part thereof) was authorized or ratified by the Operating Committee.
3.Action or Proceedings Other than an Action by or in the Right of the Company. Except as limited by Section 2 above, Indemnitee shall be entitled to the indemnification rights provided in this Section 3 if Indemnitee was or is a party or threatened to be made a party to, or was or is otherwise involved in, any Proceeding (other than an action by or in the name of the Company or any Controlled Entity) by reason of the fact that Indemnitee is or was a Member, director or officer of the Company or any Controlled Entity or is or was serving at the request of the Company or any Controlled Entity as a member, director or officer of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, or by reason of anything done or not done by Indemnitee, whether the basis of such Proceeding is alleged action in an official capacity as a Member, director or officer or in any other capacity while serving as a Member, director or officer of the Company or any Controlled Entity. Pursuant to this Section, Indemnitee shall be indemnified against all expense, liability and loss (including judgments, fines, ERISA excise taxes or penalties, amounts paid in settlement by or on behalf of Indemnitee, and Expenses) actually and reasonably incurred or suffered by Indemnitee in connection with such Proceeding, if Indemnitee met any applicable standard of conduct set forth in Luxembourg law, the General Corporation Law of the State of Delaware or the Delaware Limited Liability Company Act, as applicable.
4.Indemnity in Proceedings by or in the Name of the Company. Except as limited by Section 2 above, Indemnitee shall be entitled to the indemnification rights provided in this Section 4 if Indemnitee was or is a party or is threatened to be made a party to, or was or is otherwise involved in, any Proceeding brought by or in the name of the Company or any Controlled Entity to procure a judgment in its favor by reason of the fact that Indemnitee is or was a Member, director or officer of the Company or any Controlled Entity or is or was serving at the request of the Company or any Controlled Entity as a member, director or officer of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, or by reason of anything done or not done by Indemnitee, whether the basis of such Proceeding is alleged action in an official capacity as a Member, director or officer or in any other capacity while serving as a Member, director or officer of the Company or any Controlled Entity. Pursuant to this Section, Indemnitee shall be indemnified against all expense, liability and loss (including judgments, fines, ERISA excise taxes or penalties, amounts paid in settlement by or on behalf of Indemnitee, and Expenses) actually and reasonably incurred or suffered by Indemnitee in connection with such Proceeding if Indemnitee met the applicable standard of conduct set forth in Luxembourg law, the General Corporation Law of the State of Delaware or the Delaware Limited Liability Company Act, as applicable; provided, however, that no such indemnification shall be made in respect of any claim, issue, or matter as to which Luxembourg law or Delaware law, as applicable, expressly prohibits such indemnification by reason of any adjudication of liability of Indemnitee to the Company or any Controlled Entity, as applicable, unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is entitled to indemnification for such expense, liability and loss as such court shall deem proper.

5.Indemnification for Costs, Charges and Expenses of Successful Party. Notwithstanding any limitations of Sections 3 and 4 above, to the extent that Indemnitee has been successful, on the merits or otherwise, in whole or in part, in defense of any Proceeding, or in defense of any claim, issue or matter therein, including, without limitation, the dismissal of any action without prejudice, or if it is ultimately determined, after all appeals by a court of competent jurisdiction, that Indemnitee is otherwise entitled to be indemnified against Expenses, Indemnitee shall be indemnified against all Expenses reasonably incurred or suffered by Indemnitee in connection therewith.
6.Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the expense, liability and loss (including judgments, fines, ERISA excise taxes or penalties, amounts paid in settlement by or on behalf of Indemnitee, and Expenses) actually and reasonably incurred or suffered in connection with any Proceeding, or in connection with any judicial proceeding or arbitration pursuant to Section 10 to enforce rights under this Agreement, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such expense, liability and loss actually and reasonably incurred or suffered to which Indemnitee is entitled.
7.Indemnification for Expenses of a Witness. Notwithstanding any other provision of this Agreement, to the maximum extent permitted by Luxembourg law, the General Corporation Law of the State of Delaware or the Delaware Limited Liability Company Act, as applicable, Indemnitee shall be entitled to indemnification against all Expenses actually and reasonably incurred or suffered by Indemnitee or on Indemnitee’s behalf if Indemnitee appears as a witness or otherwise incurs legal expenses as a result of or related to Indemnitee’s service as a Member, director or officer of the Company or any Controlled Entity, in any threatened, pending or completed action, suit or proceeding, whether of a civil, criminal, administrative, investigative, legislative or other nature, to which Indemnitee neither is, nor is threatened to be made, a party.
8.Determination of Entitlement to Indemnification. To receive indemnification under this Agreement, Indemnitee shall submit a written request to the General Counsel or Chairperson of the Audit Committee of Ancestry LLC. Such request shall include documentation or information which is necessary for such determination and which is reasonably available to Indemnitee. Upon written request by Indemnitee for indemnification pursuant to Sections 3, 4, 5, 6 or 7 the entitlement of Indemnitee to indemnification, to the extent not provided pursuant to the terms of this Agreement, shall be determined by the following person or persons who shall be empowered to make such determination: (a) the Operating Committee by a majority vote of Disinterested Members, whether or not such majority constitutes a quorum; (b) a committee of Disinterested Members designated by a majority vote of such Members, whether or not such majority constitutes a quorum; (c) if there are no Disinterested Members, or if the Disinterested Members so direct, by Independent Counsel in a written opinion to the Operating Committee, a copy of which shall be delivered to Indemnitee; (d) the equityholders of the Company; or (e) in the event that a Change in Control has occurred, by Independent Counsel in a written opinion to the Operating Committee, a copy of which shall be delivered to Indemnitee. Such Independent Counsel shall be selected by the Operating Committee and approved by Indemnitee, except that in the event that a Change in Control has occurred, Independent Counsel shall be selected by Indemnitee. Upon failure of the Operating Committee so to select such Independent Counsel or upon failure of Indemnitee so to approve (or so select, in the event a Change in Control has occurred), such Independent Counsel shall be selected upon application to a court of competent jurisdiction. The determination of entitlement to indemnification shall be made, and such indemnification shall be paid in full by the Company, not later than 60 calendar days after receipt by the Company of a written request for indemnification. Any amounts incurred by Indemnitee in connection with a request for indemnification or payment of Expenses hereunder, under any other agreement, any provision of the Company’s Organizational Documents or any directors’ and officers’ liability insurance, shall be borne by the Company. The Company hereby indemnifies Indemnitee for any such amounts and agrees to hold Indemnitee harmless therefrom irrespective of the outcome of the determination of Indemnitee’s entitlement to indemnification. If the person making such determination shall determine that Indemnitee is entitled to indemnification as to part (but not all) of the application for indemnification, such person shall reasonably prorate such partial indemnification among the claims, issues or matters at issue at the time of the determination.
9.Presumptions and Effect of Certain Proceedings. The Secretary of the Company shall, promptly upon receipt of Indemnitee’s written request for indemnification, advise in writing the Operating Committee or such other person or persons empowered to make the determination as provided in Section 8 that Indemnitee has made such request for indemnification. Upon making such request for indemnification, Indemnitee shall be presumed to be entitled to indemnification hereunder and the Company shall have the burden of proof in making any determination contrary to such presumption. If the person or persons so empowered to make such determination shall have failed to make the requested determination with respect to indemnification within 60 calendar days after receipt by the Company of such request, a requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be absolutely entitled to such indemnification, absent actual and material fraud in the request for indemnification. The termination of any Proceeding described in Sections 3 or 4 by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself: (a) create a presumption that Indemnitee has not met the applicable standard of conduct set forth in Luxembourg law, the General Corporation Law of the State of Delaware or the Delaware Limited Liability Company Act, as applicable; or (b) otherwise adversely affect the rights of Indemnitee to indemnification except as may be provided herein.

10.Remedies of Indemnitee in Cases of Determination Not to Indemnify or to Advance Expenses; Right to Bring Suit. In the event that a determination is made that Indemnitee is not entitled to indemnification hereunder or if payment has not been timely made following a determination of entitlement to indemnification pursuant to Sections 8 and 9, or if Expenses have not been timely paid pursuant to Section 15, Indemnitee may at any time thereafter bring suit against the Company in a court of competent jurisdiction in Luxembourg or the State of Delaware, as applicable, of entitlement to such indemnification or advancement of Expenses. Alternatively, Indemnitee at Indemnitee’s option may seek an award in an arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association, such award to be made within 60 calendar days following the filing of the demand for arbitration. The Company shall not oppose Indemnitee’s right to seek any such adjudication or award in arbitration or any other claim. In (a) any suit or arbitration brought by Indemnitee to enforce a right to indemnification hereunder (but not in a suit or arbitration brought by Indemnitee to enforce a right to an advancement of Expenses) it shall be a defense that, and (b) any suit brought by the Company to recover an advancement of Expenses pursuant to the terms of an undertaking, the Company shall be entitled to recover such Expenses in the event of a final judicial decision from which there is no further right to appeal that, Indemnitee has not met the applicable standard for indemnification set forth in Luxembourg law, the General Corporation Law of the State of Delaware or the Delaware Limited Liability Company Act, as applicable. Neither the failure of the Company (including the Disinterested Members, a committee of Disinterested Members, Independent Counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct set forth in Luxembourg law, the General Corporation Law of the State of Delaware or the Delaware Limited Liability Company Act, as applicable, nor an actual determination by the Company (including the Disinterested Members, a committee of Disinterested Members, Independent Counsel, or its stockholders) that Indemnitee has not met such applicable standard of conduct shall create a presumption that Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by Indemnitee, be a defense to such suit. In any suit brought by Indemnitee to enforce a right to indemnification or to an advancement of Expenses hereunder, or brought by the Company to recover an advancement of Expenses pursuant to the terms of an undertaking, the burden of proving that Indemnitee is not entitled to by indemnified, or to such advancement of Expenses, under this Section 10 or otherwise, shall be on the Company. If a determination is made or deemed to have been made pursuant to the terms of Section 8 or 9 that Indemnitee is entitled to indemnification, the Company shall be bound by such determination and is precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding and enforceable. The Company further agrees to stipulate in any court or before any arbitrator pursuant to this Section 10 that the Company is bound by all the provisions of this Agreement and is precluded from making any assertions to the contrary. If the court or arbitrator shall determine that Indemnitee is entitled to any indemnification or payment of Expenses hereunder, the Company shall pay all Expenses actually and reasonably incurred by Indemnitee in connection with such adjudication or award in arbitration (including, but not limited to, any appellate proceedings), and in any suit brought by the Company to recover an advancement of Expenses pursuant to the terms of an undertaking, the Company shall pay all Expenses actually and reasonably incurred by Indemnitee in connection with such suit to the extent Indemnitee has been successful, on the merits or otherwise, in whole or in part, in defense of such suit.
11.Non-Exclusivity of Rights.
(a)The rights to indemnification and to the advancement of Expenses provided by this Agreement shall not be deemed exclusive of any other right that the Indemnitee may now or hereafter acquire under any law, agreement, vote of equityholders or Disinterested Members, provisions of the Organizational Documents or otherwise.
(b)Given that certain Jointly Indemnifiable Claims by reason of the service of Indemnitee as a Member, director or officer of the Company or any Controlled Entity, as applicable, or by reason of any action alleged to have been taken or omitted in any such capacity, the Company acknowledges and agrees that the Company shall, and to the extent applicable shall cause the Controlled Entities to, be fully and primarily responsible for the payment to the Indemnitee in respect of indemnification or advancement of Expenses in connection with any such Jointly Indemnifiable Claim, pursuant to and in accordance with (as applicable) the terms of (i) the Luxembourg law, the General Corporation Law of the State of Delaware or the Delaware Limited Liability Company Act, as applicable, (ii) the Organizational Documents, (iii) this Agreement, (iv) any other agreement between the Company or any Controlled Entity and the Indemnitee pursuant to which the Indemnitee is indemnified, (v) the laws of the jurisdiction of incorporation or organization of any Controlled Entity and/or (vi) the Organizational Documents of any Controlled Entity ((i) through (vii) collectively, the “Indemnification Sources”), irrespective of any right of recovery the Indemnitee may have from the Indemnitee-Related Entities. Under no circumstance shall the Company or any Controlled Entity be entitled to any right of subrogation or contribution by the Indemnitee-Related Entities and no right of advancement or recovery the Indemnitee may have from the Indemnitee-Related Entities shall reduce or otherwise alter the rights of the Indemnitee or the obligations of the Company or any Controlled Entity under the Indemnification Sources. In the event that any of the Indemnitee-Related Entities shall make any payment to the Indemnitee in respect of indemnification or advancement of Expenses with respect to any Jointly Indemnifiable Claim, (A) the Company shall, and to the extent applicable shall cause the Controlled Entities to, reimburse the Indemnitee-Related Entity making such payment to the extent of such payment promptly upon written demand from such

Indemnitee-Related Entity, (B) to the extent not previously and fully reimbursed by the Company and/or any Controlled Entity pursuant to clause (A), the Indemnitee-Related Entity making such payment shall be subrogated to the extent of the outstanding balance of such payment to all of the rights of recovery of the Indemnitee against the Company and/or any Controlled Entity or under any insurance policy, as applicable, and (C) Indemnitee and the Company and, as applicable, any Controlled Entity shall execute all papers reasonably required and shall do all things that may be reasonably necessary to secure such rights, including the execution of such documents as may be necessary to enable the Indemnitee-Related Entities effectively to bring suit to enforce such rights. The Company and Indemnitee agree that each of the Indemnitee-Related Entities shall be third-party beneficiaries with respect to this Section 11(b), entitled to enforce this Section 11(b) as though each such Indemnitee-Related Entity were a party to this Agreement. The Company shall cause each of the Controlled Entities to perform the terms and obligations of this Section 11(b) as though each such Controlled Entity was a party to this Agreement.
(c)For purposes of Section 11(b), the following terms shall have the following meanings:
(i) The term “Indemnitee-Related Entities” means any company, corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise (other than the Company, any Controlled Entity or the insurer under and pursuant to an insurance policy of the Company or any Controlled Entity) from whom an Indemnitee may be entitled to indemnification or advancement of Expenses with respect to which, in whole or in part, the Company or any Controlled Entity may also have an indemnification or advancement obligation.
(ii) The term “Jointly Indemnifiable Claims” shall be broadly construed and shall include, without limitation, any Proceeding for which the Indemnitee shall be entitled to indemnification or advancement of Expenses from both (i) the Company and/or any Controlled Entity pursuant to the Indemnification Sources, on the one hand, and (ii) any Indemnitee-Related Entity pursuant to any other agreement between any Indemnitee-Related Entity and the Indemnitee pursuant to which the Indemnitee is indemnified, the laws of the jurisdiction of incorporation or organization of any Indemnitee-Related Entity and/or the certificate of incorporation, certificate of organization, bylaws, partnership agreement, operating agreement, certificate of formation, certificate of limited partnership or other organizational or governing documents of any Indemnitee-Related Entity, on the other hand.
12.Expenses to Enforce Agreement. In the event that Indemnitee is subject to or intervenes in any action, suit or proceeding in which the validity or enforceability of this Agreement is at issue or seeks an adjudication or award in arbitration to enforce Indemnitee’s rights under, or to recover damages for breach of, this Agreement, Indemnitee, if Indemnitee prevails in whole or in part in such action, suit or proceeding, shall be entitled to recover from the Company and shall be indemnified by the Company against any Expenses actually and reasonably incurred by Indemnitee.
13.Continuation of Indemnity. All agreements and obligations of the Company contained herein shall continue during the period Indemnitee is a Member, director or officer of the Company or any Controlled Entity or is serving at the request of the Company or any Controlled Entity as a member, director or officer of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, and shall continue thereafter with respect to any possible claims based on the fact that Indemnitee was a Member, director or officer of the Company or any Controlled Entity or was serving at the request of the Company or any Controlled Entity as a member, director or officer of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan. This Agreement shall be binding upon all successors and assigns of the Company (including any transferee of all or substantially all of its assets and any successor by merger or operation of law) and shall inure to the benefit of Indemnitee’s heirs, executors and administrators.
14.Notification and Defense of Claim. Promptly after receipt by Indemnitee of notice of any Proceeding, Indemnitee shall, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company in writing of the commencement thereof; but the omission so to notify the Company shall not relieve it from any liability that it may have to Indemnitee. Notwithstanding any other provision of this Agreement, with respect to any such Proceeding of which Indemnitee notifies the Company:
(a)The Company shall be entitled to participate therein at its own expense; and

(b)Except as otherwise provided in this Section 14(b), to the extent that it may wish, the Company, jointly with any other indemnifying party similarly notified, shall be entitled to assume the defense thereof, with counsel satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election so to assume the defense thereof, the Company shall not be liable to Indemnitee under this Agreement for any expenses of counsel subsequently incurred by Indemnitee in connection with the defense thereof except as otherwise provided below. Indemnitee shall have the right to employ Indemnitee’s own counsel in such Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Company, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of the defense of such Proceeding or (iii) the Company shall not within 60 calendar days of receipt of notice from Indemnitee in fact have employed counsel to assume the defense of the Proceeding, in each of which cases the fees and expenses of Indemnitee’s counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which Indemnitee shall have made the conclusion provided for in (ii) above; and
(c)The Company shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding effected without the Company’s written consent, or for any judicial or arbitral award if the Company was not given an opportunity, in accordance with this Section 14, to participate in the defense of such Proceeding. The Company shall not settle any Proceeding in any manner that would impose any penalty or limitation on or disclosure obligation with respect to, or may adversely affect the defense of, Indemnitee without Indemnitee’s prior written consent. Neither the Company nor Indemnitee shall unreasonably withhold its consent to any proposed settlement.
15.Advancement of Expenses. All Expenses incurred by Indemnitee in advance of the final disposition of any Proceeding shall be paid by the Company or any Controlled Entity at the request of Indemnitee. To receive payment of Expenses under this Agreement, Indemnitee shall submit a written request to the Corporate Secretary of the Company. Such request shall reasonably evidence the Expenses incurred by Indemnitee and shall include or be accompanied by an undertaking, by or on behalf of Indemnitee, to repay all amounts so advanced if it shall ultimately be determined, by final judicial decision from which there is no further right to appeal, that Indemnitee is not entitled to be indemnified for such Expenses by the Company as provided by this Agreement or otherwise. Indemnitee’s undertaking is not required to be secured. Each such payment of Expenses shall be made within 20 calendar days after the receipt by the Company of such written request. Indemnitee’s entitlement to such Expenses shall include those incurred in connection with any action, suit or proceeding by Indemnitee seeking a judgment in court or an adjudication or award in arbitration pursuant to Section 10 of this Agreement (including the enforcement of this provision) to the extent the court or arbitrator shall determine that Indemnitee is entitled to payment of Expenses hereunder.
16.Insurance. The Company or any Controlled Entity may maintain insurance against liability arising out of this Agreement or otherwise.
17.Separability; Prior Indemnification Agreements. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not by themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent of the parties that the Company or a Controlled Entity provide protection to Indemnitee to the fullest enforceable extent. This Agreement shall supersede and replace any prior indemnification agreements entered into by and between the Company or any Controlled Entity and Indemnitee and any such prior agreements shall be terminated upon execution of this Agreement.
18.Headings; References; Pronouns. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof. References herein to section numbers are to sections of this Agreement. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as appropriate.

19.Definitions. For purposes of this Agreement:
(a)“Change in Control” means a change in control of the Company occurring after the date of this Agreement of a nature that would be required to be reported in response to Item 5.01 of Current Report on Form 8-K (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) whether or not the Company is then subject to such reporting requirement; provided, however, that, without limitation, a Change in Control shall be deemed to have occurred if after the date of this Agreement (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) who is not a controlling stockholder as of the date of this Agreement becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities without the prior approval of at least two-thirds of the members of the Operating Committee (or other governing body, as applicable) in office immediately prior to such person attaining such percentage, (ii) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Operating Committee (or other governing body, as applicable) in office immediately prior to such transaction or event constitute less than a majority of the Operating Committee (or other governing body, as applicable) thereafter or (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Operating Committee (or other governing body, as applicable) (including for this purpose any new Member or director whose election or nomination for election by the Company’s equityholders was approved by a vote of at least two-thirds of the Members or directors then still in office who were Members or directors at the beginning of such period) cease for any reason to constitute at least a majority of the Operating Committee (or other governing body, as applicable).
(b)“Disinterested Member” means a Member who is not or was not a party to the Proceeding in respect of which indemnification is being sought by Indemnitee.
(c)“Expenses” includes, without limitation, expenses incurred in connection with the defense or settlement of any and all investigations, judicial, administrative or legislative proceedings and appeals, attorneys’ fees, witness fees and expenses, fees and expenses of accountants and other advisors, retainers and disbursements and advances thereon, the premium, security for, and other costs relating to any bond (including cost bonds, appraisal bonds or their equivalents), and any expenses of establishing a right to indemnification or advancement under Sections 8, 10, 12 and 15 above but shall not include the amount of judgments, fines, ERISA excise taxes or penalties actually levied against Indemnitee or any amounts paid in settlement by or on behalf of Indemnitee.
(d)“Independent Counsel” means a law firm or a member of a law firm that neither is presently nor in the past five years has been retained to represent: (i) the Company or Indemnitee in any matter material to either such party, or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee’s right to indemnification under this Agreement.
(e)“Proceeding” means any action, suit, arbitration, alternative dispute mechanism, inquiry, administrative or legislative hearing, investigation or any other actual, threatened or completed proceeding, for which indemnification is not prohibited under Sections 2(a)-(d), including any and all appeals, whether civil, criminal, administrative or investigative, to which Indemnitee was or is made a party or is threatened to be made a party or is otherwise involved by reason of the fact that Indemnitee is or was a Member, director or officer of the Company or any Controlled Entity or is or was serving at the request of the Company or any Controlled Entity as a member, director or officer of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan.
20.Other Provisions.
(a)This Agreement shall be interpreted and enforced in accordance with the laws of Delaware.
(b)This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced as evidence of the existence of this Agreement.
(c)This Agreement shall not be deemed an employment contract between the Company or any Controlled Entity and any Indemnitee who is an officer of the Company, and, if Indemnitee is an officer of the Company or any Controlled Entity, Indemnitee specifically acknowledges that Indemnitee may be discharged at any time for any reason, with or without cause, and with or without severance compensation, except as may be otherwise provided in a separate written contract between Indemnitee and the Company or any Controlled Entity, as applicable.

(d)In the event of payment under this Agreement, the Company and its Controlled Entity shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company or any Controlled Entity effectively to bring suit to enforce such rights.
(e)This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each party. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

ANCELUX S.A R.L.

By:
Name:
Title:

ANCELUX TOPCO S.C.A.

By:
Name:
Title:

ANCESTRY.COM LLC

By:
Name:
Title:

ANCESTRY.COM HOLDINGS LLC

By:
Name:
Title:

[Signature Page to Indemnification Agreement]

INDEMNITEE
____________________________________

[Signature Page to Indemnification Agreement]